SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 5, 2002


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         1-06544                                           74-1648137
 (Commission File Number)                      (IRS Employer Identification No.)


                 1390 Enclave Parkway, Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On April 5, 2002, Sysco Corporation ("SYSCO") issued $200 million aggregate principal amount of 4.75% Senior Notes due July 30, 2005 ("Notes") pursuant to an Underwriting Agreement dated March 26, 2002 between SYSCO, as Issuer, and Goldman, Sachs & Co. and Utendahl Capital Partners, L.P., as Underwriters. The Notes were issued under a Registration Statement on Form S-3 (333-52897) and are described in a Prospectus Supplement dated March 26, 2002. Interest on the Notes will be paid semi-annually on January 30 and July 30, beginning January 30, 2003. The Notes are scheduled to mature on July 30, 2005. The terms of the Notes are more fully described in the Sixth Supplemental Indenture dated April 5, 2002 (the "Supplemental Indenture") between SYSCO, as Issuer, and Wachovia Bank, National Association (formerly First Union National Bank of North Carolina), as Trustee (the "Trustee"). The Supplemental Indenture was entered into in accordance with the provisions of the Indenture dated as of June 15, 1995 between SYSCO and the Trustee. The Underwriting Agreement and Supplemental Indenture, including the form of note, are included as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number    Description
-------   -----------

1.1 Underwriting Agreement dated March 26, 2002 between Sysco Corporation, as Issuer, and Goldman, Sachs & Co. and Utendahl Capital Partners, L.P., as Underwriters.

4.1 Sixth Supplemental Indenture, including the form of note, dated April 5, 2002 between Sysco Corporation, as Issuer, and Wachovia Bank, National Association (formerly First Union National Bank of North Carolina), as Trustee.

5.1       Opinion of Arnall Golden Gregory LLP.

23.1 Consent of Arnall Golden Gregory LLP (contained in the opinion filed as Exhibit 5).



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYSCO CORPORATION



Date:  April 16, 2002                     By:  /s/ John K. Stubblefield
                                              ----------------------------------
                                              Name:  John K. Stubblefield, Jr.
                                              Title: Executive Vice President,
                                                     Finance and Administration



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


                                  EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------

1.1 Underwriting Agreement dated March 26, 2002 between Sysco Corporation, as Issuer, and Goldman, Sachs & Co. and Utendahl Capital Partners, L.P., as Underwriters.

4.1 Sixth Supplemental Indenture, including the form of note, dated April 5, 2002 between Sysco Corporation, as Issuer, and Wachovia Bank, National Association (formerly First Union National Bank of North Carolina), as Trustee.

5.1       Opinion of Arnall Golden Gregory LLP.

23.1 Consent of Arnall Golden Gregory LLP (contained in the opinion filed as Exhibit 5).





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